EXHIBIT 99.3

4Q FY2012
Financial Results
CONFERENCE
CALL

Presenters

• Guy Nissenson, President & CEO
• Niv Krikov, CFO

Safe Harbor Statement
 This presentation may contain forward-looking statements. The words or phrases "would be", "will allow", "should“, "intends to",
 "will likely result",  "are expected to",  "will continue",  "is anticipated",  "estimate", "plan",  "project",  or similar expressions are intended to identify "forward-looking statements". Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include issues related to the ability to:
 obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; issues related to rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the Company’s ability to compete effectively and adjust to rapidly changing market dynamics; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and/or registration statement. In addition, these and other factors may cause financials results to fluctuate from one financial quarter to another.
 Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The
 Company cautions not to place undue reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. You should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange
 Commission.

Fiber Revenues
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q411
Q412

EBITDAS
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q411
Q412

Recent Progress: 4Q12

• Continued steady revenue growth
 – Fiber revenues grew 34.8% to $4.9 million
 – Total revenues increased 1.6% to $14.9
 million
• EBITDAS grew 26.8% to $3.2 million
• 1Q13: Began signing customers in Iowa
 Park, TX
• 1Q13 significantly outpacing 4Q in new
 customer additions
 – 608 customers added in first 2 months of
 1Q13

	2012	2011	2012	2011
Revenues Services on FTTP Network Growth Rate	$ 4,878 34.8%	$ 3,619	$ 18,220 39.9%	$ 13,023

Leased loop services &other Growth Rate	$ 10,058 -9.2%	$ 11,081	$ 41,650 -6.7%	44,635
Total Revenues Growth Rate	$ 14,936 1.6%	$ 14,700	$ 59,870 3.8%	$ 57,658
Expenses Cost of Services % of Sales	6,812 45.6%	7,101 48.3%	27,490 45.9%	28,026 48.6%

SG&A Expenses % of Sales	5,064 33.9%	5,310 36.1%	20,802 34.7%	21,040 36.5%
Depreciation & Amortization	1,475	1,501	6,274	5,351
Financing expense, net	1,666	549	5,551	3,380
Total Expenses % of Sales	15,256 102.1%	14,924 101.5%	60,804 101.6%	58,667 101.8%
Net Income (loss)	(249)	(587)	(547)	(1,167)
Basic & diluted income (loss) per share	$ (0.01)	$ (0.02)	$ (0.01)	$ (0.05)
Basic & diluted weighted averaged number of shares	41,186,596	24,363,212	41,186,596	24,363,212
EBITDAS	$ 3,200	$ 2,524	$ 11,862	$ 8,992
% of sales	21.4%	17.2%	19.8%	15.6%
Income Statement
(in thousands, except per share data)
Quarter Ended December 31,
Year Ended December 31,

Balance Sheet Highlights

	As of 12/31/12	As of 12/31/11
Current Assets
Cash	$ 3,909	$ 6,564
Accounts receivable, net	5,157	3,762
Prepaid expenses and other receivables	3,809	2,577
Total Current Assets	13,912	13,680
Bond Issuance Costs, Net	854	1,143
Fixed Assets, Net	89,468	71,250
Total Assets	$ 108,483	$ 91,527
Current Liabilities
Short-term bank credit and current maturities of notes payable	2,542	1,766
Trade payables	8,499	6,690
Other liabilities and accrued expenses	5,069	4,622
Current maturities of bonds	3,627	3,723
Total Current Liabilities	20,161	17,277
Notes Payable to the US Department of Agriculture, Net of Current Maturities	35,520	21,380
Notes Payable, Net of Current Maturities	14,411	11,308
Bonds Payable, Net of Current Maturities	7,027	10,903
Other Long-Term Liabilities	1,680	73
Total Liabilities	81,079	63,860
Total Stockholders’ Equity	27,404	27,667
(in thousands)

FTTP Revenues
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
Q1/2010
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013

New Fiber Markets Revenue Growth
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q1/2010
Q2/210
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012

% of Revenues

FTTP's Impact on Total EBITDAS Margin
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
23.00%
21.00%
19.00%
17.00%
15.00%
13.00%
11.00%
9.00%
7.00%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
FTTP % of Overall Revenues
EBITDAS Margin

Organic FTTP Growth
EBITDAS
Margin
Q1 Est. >$5.25M

Fiber Metrics
 As of December 31, 2012:
 –Total Fiber Passings: 44,116
 –Total Fiber Customers:   9,460
 • Business Fiber Customers:  2,452
 • Residential Fiber Customers:  7,008
 –Fiber ARPU: $177
 • Fiber ARPU for Business: $393
 • Fiber ARPU for Residential: $101
 –Churn:
 • Fiber Avg. Churn: 1.1%
 – Fiber Business Churn: 0.7%
 – Fiber Residential Churn: 1.5%

COVERAGE MAP

FTTP Network

TEXAS
= Pre-PRIDE FTTP buildout
= 2011 FTTP buildout
= 2012 FTTP buildout
= 2013 FTTP buildout
= Smart Build network
Slaton
Wichita Falls

COVERAGE MAP
Plainview
Iowa Park
Littlefield
Levelland
Smyer
Burkburnett
Lamesa
Ropesville
Wilson
Brownfield
Meadow
Hale Center
Abernathy
Lubbock
New Deal
Whitharral
Wolffort
h

Tickfaw
Independence
Ponchatoula
Pine Grove
Natalbany
Franklinton
Montpelier
Amite
Hammond
COVERAGE MAP
● = Pre-PRIDE FTTP buildout
○ = 2011 FTTP buildout
● = 2012 FTTP buildout
● = 2013 FTTP buildout
● = Smart Build network

Enhanced Board As of December 2012
Alan L. Bazaar
•Partner and Co-CEO of Hollow Brook Wealth Management LLC since 2010
•Previously Managing Director and Portfolio Manager at Richard L. Scott Investments, LLC
•Has served on boards including Media Sciences International, Inc. and Airco Industries, Inc.
Don C. Bell III
•Telecom and technology entrepreneur and investor; has been a private investor since 2011
•General Partner of Tidal Capital, an investment fund focused on Internet communications investments
•Previously served as the President/CEO and Owner of Tidal Research, an Internet advertising company he founded and subsequently sold
•Has held senior executive positions at two portfolio companies of Goldman Sachs Capital Partners: IPC Systems (a telecom products and services company) and Clearwire (a wireless broadband services provider)
Richard K. Coleman Jr.
•Private investor and technological advisor
•Founder and President of Rocky Mountain Venture Services assisting multiple technology companies to plan and launch new business ventures and restructuring initiatives.
•Previously CEO of Vroom Technologies, COO of Metronet Communications, and President of US West Long Distance and has held various officer level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications
•Has served on boards including Colorado’s Internet and Telecommunications Alliance, ZenAstra Photonics and NxGen Networks, Inc.
Jeffrey E. Eberwein
•Private investor
•Previously Portfolio Manager at Soros Fund Management, Viking Global Investors and Cumberland Associates
•Currently serves on the board of directors of Goldfield Corporation, Digirad Corporation and Hope for New York
Andrew J. MacMillan
•Corporate communications professional with 18 years of experience in the global securities industry and 18+ years of direct investment banking and related experience
•Independent management consultant for MacMillan Marketing Consulting providing marketing and communications advisory to clients
•Previously Director, Global Communications & Marketing of AXA Rosenberg and held various corporate communication positions including
SVP of Corporate Communications & Government Affairs at Ameriprise Financial, Head of Corporate Communications at Barclays Capital and
SVP of Corporate Communications of The Nasdaq Stock Market
Added 5 New Board Members:

Macro Trends in Our Favor and
Strategy Going Forward

Macro Trends:
•Rural broadband a long-term growing market
•Increasing need for bandwidth
•Growing shift to Internet TV
Strategy:
•Drive FTTP growth
•Convert passings to customers to drive high margin FTTP growth
•Selectively evaluate “smart builds”
•Continue to aggressively manage costs

Q & A
Thank You